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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report dated July 6, 1999, included herein, into Pennzoil-Quaker State Company's previously filed Registration Statement on Form S-8 No. 333-72835.


                                    /s/ ARTHUR ANDERSEN LLP

Houston, Texas
July 12, 1999